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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


   Date of Report (Date of earliest event reported)    April 13, 1995



                                AMOCO CORPORATION
             (Exact name of registrant as specified in its charter)



             Indiana                   1-170-2             36-1812780
   (State or other jurisdiction    (Commission        (IRS Employer
    of incorporation)               File Number)      Identification No.)



   200 East Randolph Drive, Chicago, Illinois             60601
      (Address of principal executive offices)         (Zip Code)



   Registrant's telephone number, including area code   (312) 856-6111


                                  (No Change)
         (Former name or former address, if changed since last report).















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   INFORMATION TO BE INCLUDED IN THE REPORT

   Item 5.  Other Events


        Amoco  Corporation ("Amoco")  disclosed  that the  basis  upon which operations are grouped  for the purpose of business segment  reporting to the external financial  community has been changed to align  with Amoco's organizational structure.  Amoco restructured  operations in 1994 into 17 business groups  divided into three sectors -  Exploration and Production

   ("E&P"),  Petroleum  Products and  Chemicals.    The  changes  in segment

   reporting will  enable Amoco to move  to a common definition  of segments

   and sectors.   The E&P segment  is engaged in exploring  for, developing,

   and producing crude oil and  natural gas; and extraction,  transportation and marketing  of natural  gas and  natural gas  liquids.  The  Petroleum

   Products  segment  is  responsible  for  petroleum  refining  operations,

   marketing  of refined petroleum products, transportation of crude oil and

   petroleum products and  associated supply  and trading  activities.   The

   Chemical   segment  manufactures   and  sells   petroleum-based  chemical

   products.    Corporate and  Other  Operations  include  net  interest and

   general  corporate   expenses  as  well  as   investments  in  technology

   companies, real estate interests and other activities.

          Shown below are restated segment earnings for the years 1994, 1993 and 1992.  Also disclosed are restated quarterly data for 1994 and 1993.










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                               1994        1993        1992
   Segment Earnings              (millions of dollars)
   Exploration and
     Production
       United States        $   820     $   826     $   788
       Canada                   199         449          38
       Overseas                  11        (150)        177
       Subtotal             $ 1,030     $ 1,125     $ 1,003
   Petroleum Products           410         713         309
   Chemicals                    485         222         (91)
   Corporate and
     Other Operations          (136)       (240)       (371)
   Cumulative effects of
     accounting changes          --          --        (924)
       Net Income           $ 1,789     $ 1,820     $   (74)


   Year 1994                  First      Second       Third      Fourth
                            Quarter     Quarter     Quarter     Quarter
   Segment Earnings                    (millions of dollars)
   Exploration and
     Production
       United States        $   201     $   296     $   178     $   145
       Canada                    83          22          27          67
       Overseas                   3         (69)         (3)         80
       Subtotal             $   287     $   249     $   202     $   292
   Petroleum Products            83          47         168         112
   Chemicals                     88         103         142         152
   Corporate and
     Other Operations           (60)         11         (67)        (20)
       Net Income           $   398     $   410     $   445     $   536


   Year 1993                  First      Second       Third      Fourth
                            Quarter     Quarter     Quarter     Quarter
   Segment Earnings                     (millions of dollars)
   Exploration and
     Production
       United States        $   256     $   233     $   154     $   183
       Canada                    54          76         139         180
       Overseas                (124)          9         (44)          9
       Subtotal             $   186     $   318     $   249     $   372
   Petroleum Products            56         227         201         229
   Chemicals                     46          44          60          72
   Corporate and
     Other Operations           (59)       (102)         10         (89)
       Net Income           $   229     $   487     $   520     $   584





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                                    SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.








                                             AMOCO CORPORATION
                                                 (Registrant)




   Date   April 13, 1995         J. R. Reid
                                 J. R. Reid
                                 Vice President and Controller
                                 (Duly Authorized and Chief
                                  Accounting Officer)

























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